SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549





                                  FORM 8-K
                               CURRENT REPORT





                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):  August 14, 1998





                           McDONALD'S CORPORATION
           (Exact name of Registrant as specified in its Charter)



        Delaware                1-5231                36-2361282
  (State of Incorporation) (Commission File No.)     (IRS Employer
                                                     Identification No.)



                            One McDonald's Plaza
                          Oak Brook, Illinois 60523
                               (630) 623-3000
          (Address and Phone Number of Principal Executive Offices)

  Item 7. Financial Statements, Pro Forma Financial Information and
  Exhibits

  (c)  Exhibits

       (99) Press Release dated August 14, 1998 -- McDonald's Announces Timing Change for Accounting Charge

                                  SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                McDONALD'S CORPORATION



                                (Registrant)



                                By:  /s/ Michael L. Conley
                                     ---------------------------------
                                     Michael L. Conley
                                     Executive Vice President
                                     Chief Financial Officer